SUPPLEMENT TO THE CLASS A2 PROSPECTUS,
SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”)

Effective August 31, 2020, Wendy Casetta is removed as a portfolio manager to the Fund. After August 31, 2020, all references to Wendy Casetta in the Fund’s prospectuses, summary prospectuses and Statement of Additional Information are hereby removed.

July 14, 2020	MIA070/P1102SP